                                           Joint Filer Information
                                           -------------------------
Name of Joint Filer:                           Avista Acquisition LP II
Address of Joint Filer:                        65 East 55th Street, 18th Floor
                                               New York, NY 10022

Relationship of Joint Filer to Issuer:         10% Owner, Director
Issuer Name and Ticker or Trading Symbol:      OmniAb,Inc. [OABI]

Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                              December 1, 2022
Designated Filer:                              Avista Acquisition GP LLC II

Signature:

AVISTA ACQUISITION LP II
/s/ Benjamin Silbert
-------------------------------------------
Name: Benjamin Silbert
Title: Attorney-in-fact
Dated: December 5, 2022

                                           Joint Filer Information
                                           -------------------------
                                                   (continued)
Name of Joint Filer:                           Avista Acquisition GP LLC II
Address of Joint Filer:                        65 East 55th Street, 18th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         10% Owner, Director
Issuer Name and Ticker or Trading Symbol:      OmniAb,Inc. [OABI]
Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                              December 1, 2022
Designated Filer:                              Avista Acquisition GP LLC II

Signature:
AVISTA ACQUISITION GP LLC II
/s/ Benjamin Silbert
-------------------------------------------
Name: Benjamin Silbert
Title: Attorney-in-fact
Dated: December 5, 2022

                                           Joint Filer Information
                                           -------------------------
                                                   (continued)
Name of Joint Filer:                           Thompson Dean
Address of Joint Filer:                        65 East 55th Street, 18th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         10% Owner, Director
Issuer Name and Ticker or Trading Symbol:      OmniAb,Inc. [OABI]
Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                              December 1, 2022
Designated Filer:                              Avista Acquisition GP LLC II
Signature:
By: /s/ Benjamin Silbert
    ---------------------------------------
    Name: Benjamin Silbert, Attorney-in-Fact
          for Thompson Dean
Dated: December 5, 2022

                                           Joint Filer Information
                                           -------------------------
                                                   (continued)
Name of Joint Filer:                           David Burgstahler
Address of Joint Filer:                        65 East 55th Street, 18th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         10% Owner, Director
Issuer Name and Ticker or Trading Symbol:      OmniAb,Inc. [OABI]
Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                              December 1, 2022
Designated Filer:                              Avista Acquisition GP LLC II
Signature:
By: /s/ Benjamin Silbert
   ----------------------------------------
   Name: Benjamin Silbert, Attorney-in-Fact
         for David Burgstahler
Dated: December 5, 2022

                                           Joint Filer Information
                                           -------------------------
                                                   (continued)
Name of Joint Filer:                           Joshua Tamaroff
Address of Joint Filer:                        65 East 55th Street, 18th Floor
                                               New York, NY 10022
Relationship of Joint Filer to Issuer:         10% Owner, Director
Issuer Name and Ticker or Trading Symbol:      OmniAb,Inc. [OABI]
Date of Earliest Transaction
Required to be Reported
(Month/Day/Year):                              December 1, 2022
Designated Filer:                              Avista Acquisition GP LLC II
Signature:
By: /s/ Charles S. Berkman
   ----------------------------------------
   Name: Charles S. Berkman, Attorney-in-Fact
         for Joshua Tamaroff
Dated: December 5, 2022